UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07391

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2014

Date of reporting period: October 31, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Unconstrained Bond Fund

October 31, 2014

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 15, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Unconstrained Bond Fund (the “Fund”) for the annual reporting period ended October 31, 2014.

Investment Objective and Policies

The Fund’s investment objective is to generate current income consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities and derivatives related to fixed-income securities. The Fund employs a dynamic risk allocation, meaning that the Fund’s risk profile may vary significantly over time based upon market conditions. The Fund invests in a portfolio that includes fixed-income securities of U.S. and non-U.S. companies and U.S. and non-U.S. Government securities and supranational entities, including lower-rated securities.

The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund expects that its average portfolio duration will vary normally from negative 3 years to positive 7 years, depending upon AllianceBernstein L.P.’s (the “Adviser’s”) forecast of interest rates and assessment of market risks generally. Duration is a measure of a fixed-income security’s sensitivity to changes in interest rates. The value of a fixed-income security with positive duration will decline if interest rates increase. Conversely, the value of a fixed-income security with negative duration will increase as interest rates increase. The Fund will seek to achieve negative duration through the use of derivatives, such as futures and total return swaps.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund typically maintains at least 50% of its net assets in investment grade securities. The Fund may invest up to 50% of its net assets in below investment grade securities, such as corporate high-yield fixed-income securities, sovereign debt obligations and fixed-income securities of issuers located in emerging markets.

The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may make short sales of securities or currencies or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may utilize,

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	1

without limit, derivatives, such as options, futures, forwards, or swaps, including those on fixed-income and equity securities and foreign currencies.

Investment Results

The table on page 6 shows the Fund’s performance compared with its primary benchmark, the Bank of America Merrill Lynch (“BofA ML”) 3-Month U.S. T-Bill Index, and its secondary benchmark, the Barclays Global Aggregate Bond Index (U.S. dollar hedged) for the six- and 12-month periods ended October 31, 2014.

For the 12-month period, all share classes of the Fund outperformed the primary benchmark yet underperformed the secondary benchmark; for the six-month period, all share classes of the Fund underperformed both the primary and secondary benchmarks. The Fund’s risk balance, which is tilted slightly toward credit risk, contributed to returns for the 12-month period, specifically bond exposure to commercial mortgage-backed securities, non-agency mortgages, investment-grade corporates and European high yield. European high yield also contributed to returns for the six-month period. Exposure to emerging-market debt detracted from returns for both periods, as did holdings in inflation-protected securities. U.S. interest rate exposure contributed for both periods, while European interest rate exposure was additive for the 12-month period. The Fund’s tail hedging strategy, which protects the Fund from downside risks, detracted for both periods.

Currency exposure, specifically an overweight to the U.S. dollar versus short positions in several developed-market currencies, contributed for both periods.

During both periods, the Fund utilized derivatives in the form of currency forwards to manage the Fund’s currency exposure. The Fund also utilized Treasury futures and interest rate swaps in order to manage the overall interest rate exposure of the Fund. Purchased options for hedging and investment purposes detracted from returns during both periods, while written options and credit default swaps for hedging and investment purposes, and variance swaps for investment purposes contributed. Total return swaps for hedging and investment purposes detracted from returns for the six-month period and contributed for the 12-month period.

Market Review and Investment Strategy

During the 12-month period, markets remained heavily focused on the direction of interest rates, central bank monetary policy and global growth. Early in the period, volatility increased as the U.S. Federal Reserve (the “Fed”) began to taper its asset purchase program and investors worried about the impact of higher interest rates. However, fixed-income markets stabilized in the first quarter of 2014 and bond fund flows turned positive once again, as U.S. economic data cooled, blamed mostly on winter weather. Ongoing geopolitical concerns, specifically the conflict between Ukraine and Russia, as well as

2	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

continued violence in the Middle East, contributed to periodic safe haven rallies into U.S. Treasuries, keeping a lid on yields.

Contrary to expectations, interest rates continued to decline toward the end of the period as investors became increasingly wary regarding global growth, particularly in Europe and China. Worries about Europe increased as core inflation moved closer to zero and the European Central Bank (“ECB”) cut key interest rates, announcing plans to repurchase asset-backed securities and covered bonds to further stimulate the struggling economy. Low yields in the euro area and further easing by the ECB helped anchor U.S. Treasury yields.

The U.S. Federal Open Market Committee (“FOMC”) also announced no changes to the stance of U.S. monetary policy after its mid-September meeting, easing concerns for higher interest rates. The FOMC reaffirmed its views that U.S. interest rates will remain low until unemployment and inflation are more closely aligned with Fed targets. However, the Fed did end its monthly bond purchase program at the end of

October, and dropped a characterization of U.S. labor market slack as “significant” in a show of confidence in the economy’s prospects. The Fed largely dismissed financial market volatility, dimming growth in Europe and a weak inflation outlook as unlikely to undercut progress toward its unemployment and inflation goals. Despite the intra-period volatility, the 10-year U.S. Treasury yield declined only 0.22% during the 12-month period to end at a yield of 2.34%. The U.S. Treasury curve flattened, as intermediate yields rose and longer term yields declined.

Against this backdrop, fixed-income sectors benefited from the low-yield environment with major U.S. fixed-income sectors posting positive returns. Credit-sensitive securities generally outperformed Treasuries with corporate sectors, both investment-grade and high-yield, posting the strongest returns. Corporate fundamentals, as well as earnings, remained favorable amid ample global liquidity and tighter spreads. Emerging-market debt posted strong returns during the year in aggregate; however, weaker growth and geopolitics led to volatility in the space.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged BofA ML® 3-Month U.S. T-Bill Index and the Barclays Global Aggregate Bond Index (U.S. dollar hedged) do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 3-Month U.S. T-Bill Index measures the performance of Treasury securities maturing in 90 days. The Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED OCTOBER 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Unconstrained Bond Fund
Class A	-0.60%	1.11%

Class B*	-0.95%	0.52%

Class C	-1.05%	0.42%

Advisor Class†	-0.56%	1.42%

Class R†	-0.75%	0.98%

Class K†	-0.61%	1.24%

Class I†	-0.56%	1.42%

Primary benchmark: BofA ML 3-Month U.S. T-Bill Index	0.02%	0.05%

Barclays Global Aggregate Bond Index (U.S. dollar hedged)	3.21%	5.32%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 10/31/04 TO 10/31/14

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Unconstrained Bond Fund Class A shares (from 10/31/04 to 10/31/14) as compared to the performance of the Fund’s primary benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			1.10%
1 Year	1.11%	-3.24%
5 Years	4.18%	3.28%
10 Years	3.82%	3.37%

Class B Shares			0.50%
1 Year	0.52%	-3.48%
5 Years	3.49%	3.49%
10 Years(a)	3.25%	3.25%

Class C Shares			0.51%
1 Year	0.42%	-0.58%
5 Years	3.50%	3.50%
10 Years	3.10%	3.10%

Advisor Class Shares†			1.62%
1 Year	1.42%	1.42%
5 Years	4.50%	4.50%
10 Years	4.12%	4.12%

Class R Shares†			0.83%
1 Year	0.98%	0.98%
5 Years	4.01%	4.01%
Since Inception‡	3.28%	3.28%

Class K Shares†			1.18%
1 Year	1.24%	1.24%
5 Years	4.27%	4.27%
Since Inception‡	3.57%	3.57%

Class I Shares†			1.56%
1 Year	1.42%	1.42%
5 Years	4.53%	4.53%
Since Inception‡	3.84%	3.84%

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.19%, 1.93%, 1.89%, 0.87%, 1.59%, 1.24% and 0.80% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense to 0.90%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85% and 0.60% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2014.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

‡	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-2.91%
5 Years	3.37%
10 Years	3.45%

Class B Shares
1 Year	-3.31%
5 Years	3.58%
10 Years(a)	3.32%

Class C Shares
1 Year	-0.20%
5 Years	3.61%
10 Years	3.20%

Advisor Class Shares†
1 Year	1.80%
5 Years	4.59%
10 Years	4.23%

Class R Shares†
1 Year	1.13%
5 Years	4.08%
Since Inception‡	3.26%

Class K Shares†
1 Year	1.39%
5 Years	4.36%
Since Inception‡	3.55%

Class I Shares†
1 Year	1.81%
5 Years	4.62%
Since Inception‡	3.83%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

‡	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

10	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$994.00	$4.52	0.90%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%
Class B
Actual	$1,000	$990.50	$8.03	1.60%
Hypothetical**	$1,000	$1,017.14	$8.13	1.60%
Class C
Actual	$1,000	$989.50	$8.02	1.60%
Hypothetical**	$1,000	$1,017.14	$8.13	1.60%
Advisor Class
Actual	$1,000	$994.40	$3.02	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
Class R
Actual	$1,000	$992.50	$5.52	1.10%
Hypothetical**	$1,000	$1,019.66	$5.60	1.10%
Class K
Actual	$1,000	$993.90	$4.27	0.85%
Hypothetical**	$1,000	$1,020.92	$4.33	0.85%
Class I
Actual	$1,000	$994.40	$3.02	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	11

Expense Example

PORTFOLIO SUMMARY

October 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $373.2

*	All data are as of October 31, 2014. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.1% or less in the following security types: Bank Loans, Emerging Market-Corporate Bonds, Local Government-Municipal Bonds and Quasi-Sovereigns.

12	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio Summary

PORTFOLIO SUMMARY

October 31, 2014 (unaudited)

*	All data are as of October 31, 2014. The Fund’s country breakdowns is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.2% or less in the following countries or regions: Australia, China, Dominican Republic, Euro Zone, Germany, Hungary, Malaysia, Sweden and Switzerland.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	13

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2014

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 31.5%
Brazil – 5.7%
Brazil Letras do Tesouro Nacional Series LTN Zero Coupon 1/01/15-1/01/16	BRL	57,727	$21,264,794

Indonesia – 1.6%
Indonesia Treasury Bond Series FR69 7.875%, 4/15/19	IDR	72,980,000	6,044,930

Mexico – 2.0%
Mexican Bonos Series M 4.75%, 6/14/18	MXN	101,480	7,555,327

Portugal – 1.9%
Portugal Obrigacoes do Tesouro OT 3.85%, 4/15/21(a)	EUR	668	910,049
4.35%, 10/16/17(a)		1,902	2,591,995
4.75%, 6/14/19(a)		2,590	3,656,040

			7,158,084

United Kingdom – 2.0%
United Kingdom Gilt 1.75%, 7/22/19(a)	GBP	4,550	7,348,000

United States – 18.3%
U.S. Treasury Bonds 3.125%, 8/15/44	U.S.$	5,691	5,760,845
3.625%, 2/15/44		1,543	1,712,369
3.75%, 11/15/43		5,289	6,000,988
U.S. Treasury Notes 0.25%, 12/31/15(b)(c)		30,959	30,983,379
0.375%, 4/30/16		6,449	6,454,340
0.50%, 7/31/16		118	118,340
1.50%, 12/31/18(b)		7,638	7,660,878
2.375%, 8/15/24		1,189	1,193,142
2.50%, 8/15/23(c)		6,410	6,541,910
2.75%, 2/15/24		1,683	1,747,850

			68,174,041

Total Governments - Treasuries (cost $117,215,497)			117,545,176

INFLATION-LINKED SECURITIES – 12.1%
Mexico – 1.9%
Mexican Udibonos Series S 5.00%, 6/16/16	MXN	86,501	6,940,649

14	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Kingdom – 1.1%
United Kingdom Gilt Inflation Linked Series 3MO 1.25%, 11/22/17(a)	GBP	2,421	$4,193,301

United States – 9.1%
U.S. Treasury Inflation Index 0.125%, 4/15/18 (TIPS)(b)(c)	U.S.$	9,778	9,898,396
0.125%, 4/15/19 (TIPS)		6,846	6,893,968
0.625%, 1/15/24-2/15/43 (TIPS)		12,904	12,902,763
1.375%, 2/15/44 (TIPS)		1,263	1,392,493
3.375%, 4/15/32 (TIPS)		2,163	3,070,318

			34,157,938

Total Inflation-Linked Securities (cost $45,295,198)			45,291,888

CORPORATES – NON-INVESTMENT GRADE – 7.8%
Financial Institutions – 3.7%
Banking – 3.5%
Ally Financial, Inc. 2.75%, 1/30/17		720	720,864
Barclays Bank PLC 4.875%, 12/15/14(a)(d)	EUR	5,610	6,836,841
BNP Paribas SA 5.186%, 6/29/15(a)(d)	U.S.$	853	861,530
HBOS Capital Funding LP 4.939%, 5/23/16(d)	EUR	2,279	2,852,873
National Westminster Bank PLC 2.231%, 1/05/15(d)(e)		200	233,839
RBS Capital Trust III 2.073%, 12/30/14(d)(e)	U.S.$	1,470	1,440,600

			12,946,547

Brokerage – 0.0%
Lehman Brothers Holdings Zero Coupon, 5/25/10(e)(f)		435	63,619
Lehman Brothers Holdings, Inc. Zero Coupon, 1/12/12(f)		440	64,350

			127,969

Insurance – 0.2%
ING Groep NV 5.775%, 12/08/15(d)		835	851,700

			13,926,216

Industrial – 3.1%
Basic – 0.1%
ArcelorMittal 6.125%, 6/01/18		225	240,750

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.0%
Case New Holland, Inc. 7.875%, 12/01/17	U.S.$	128	$143,680

Communications - Media – 0.4%
Gannett Co., Inc. 4.875%, 9/15/21(a)		590	594,425
Radio One, Inc. 9.25%, 2/15/20(a)		905	898,213

			1,492,638

Communications - Telecommunications – 0.7%
Sunrise Communications International SA 7.00%, 12/31/17(a)	EUR	100	130,328
T-Mobile USA, Inc. 6.375%, 3/01/25	U.S.$	1,915	1,967,662
United States Cellular Corp. 6.70%, 12/15/33		275	276,733
Windstream Corp. 7.875%, 11/01/17		55	61,226

			2,435,949

Consumer Cyclical - Automotive – 0.5%
Rhino Bondco S.P.A 7.25%, 11/15/20(a)	EUR	670	843,664
Servus Luxembourg Holding SCA 7.75%, 6/15/18(a)		650	858,177

			1,701,841

Consumer Cyclical - Retailers – 0.2%
Chinos Intermediate Holdings A, Inc. 7.75% (7.75% Cash or 8.5% PIK), 5/01/19(a)(g)	U.S.$	975	936,000

Consumer Non-Cyclical – 0.4%
Boparan Finance PLC 5.50%, 7/15/21(a)	GBP	610	883,114
HCA, Inc. 7.58%, 9/15/25	U.S.$	65	72,800
MPH Acquisition Holdings LLC 6.625%, 4/01/22(a)		384	401,760

			1,357,674

Energy – 0.6%
Golden Energy Offshore Services AS 8.99%, 5/28/17	NOK	7,876	1,158,960
Memorial Resource Development Corp. 5.875%, 7/01/22(a)	U.S.$	222	216,450

16	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Paragon Offshore PLC 6.75%, 7/15/22(a)	U.S.$	488	$372,100
7.25%, 8/15/24(a)		812	621,180

			2,368,690

Services – 0.2%
Sabre GLBL, Inc. 8.50%, 5/15/19(a)		870	935,250

			11,612,472

Utility – 1.0%
Electric – 1.0%
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 7.375%, 11/01/22(a)		1,085	1,147,388
7.625%, 11/01/24(a)		720	763,200
PPL Energy Supply LLC 6.50%, 5/01/18		180	195,411
RJS Power Holdings LLC 5.125%, 7/15/19(a)		1,543	1,535,285

			3,641,284

Total Corporates – Non-Investment Grade (cost $30,383,937)			29,179,972

		Shares
INVESTMENT COMPANIES – 7.6%
Funds and Investment Trusts – 7.6%
BlackRock Municipal Target Term Trust		185,200	3,731,780
Eaton Vance Municipal Bond Fund		270,790	3,420,078
Financial Select Sector SPDR Fund		538,010	12,826,158
Invesco Municipal Opportunity Trust		226,600	2,889,150
Invesco Municipal Trust		223,900	2,818,901
Invesco Trust for Investment Grade Municipals		218,800	2,885,972

Total Investment Companies (cost $26,500,748)			28,572,039

		Principal Amount (000)
COLLATERALIZED MORTGAGE OBLIGATIONS – 5.3%
Non-Agency Fixed Rate – 3.0%
Alternative Loan Trust Series 2005-86CB, Class A8 5.50%, 2/25/36	U.S.$	926	884,676
CHL Mortgage Pass-Through Trust Series 2006-9, Class A2 6.00%, 5/25/36		1,112	1,030,363

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CitiMortgage Alternative Mortgage Loan Trust Series 2006-A4, Class 1A3 6.00%, 9/25/36	U.S.$	417	$365,183
Countrywide Alternative Loan Trust Series 2005-J14, Class A7 5.50%, 12/25/35		512	463,700
Series 2006-24CB, Class A11 5.75%, 6/25/36		738	649,018
Series 2006-J1, Class 1A11 5.50%, 2/25/36		942	849,405
Countrywide Home Loans Series 2006-6, Class A1 6.00%, 4/25/36		865	839,518
Series 2007-4, Class 1A39 6.00%, 5/25/37		684	617,977
GSR Mortgage Loan Trust Series 2006-9F, Class 4A1 6.50%, 10/25/36		926	827,247
Morgan Stanley Mortgage Loan Trust Series 2007-6XS, Class 2A5S 6.00%, 2/25/47		1,129	866,146
Residential Accredit Loans, Inc. Series 2005-QA10, Class A31 3.536%, 9/25/35		534	446,111
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-4, Class 3A1 6.50%, 5/25/36		609	444,858
Wells Fargo Mortgage Backed Securities Series 2007-2, Class 1A18 5.75%, 3/25/37		850	819,517
Wells Fargo Mortgage Backed Securities Trust Series 2005-17, Class 2A1 5.50%, 1/25/36		844	827,817
Series 2007-10, Class 1A7 6.00%, 7/25/37		788	772,498
Series 2007-8, Class 2A6 6.00%, 7/25/37		588	580,563

			11,284,597

GSE Risk Share Floating Rate – 1.4%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M3 4.152%, 8/25/24(e)		3,720	3,586,238
Federal National Mortgage Association Series 2014-C03, Class 1M2 3.152%, 7/25/24(e)		1,900	1,739,272

			5,325,510

18	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate – 0.9%
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-2A, Class A2 0.332%, 4/25/47(a)(e)	U.S.$	675	$508,012
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.342%, 12/25/36(e)		770	472,392
GreenPoint Mortgage Funding Trust Series 2006-AR2, Class 4A1 2.115%, 3/25/36(e)		298	230,183
Luminent Mortgage Trust Series 2006-5, Class A1A 0.342%, 7/25/36(e)		618	438,154
NovaStar Mortgage Funding Trust Series 2006-MTA1, Class 2A1A 0.342%, 9/25/46(e)		509	431,327
Residential Accredit Loans, Inc. Series 2007-QO2, Class A1 0.302%, 2/25/47(e)		752	417,095
Residential Asset Securitization Trust Series 2006-A4, Class 2A7 1.052%, 5/25/36(e)		552	438,251
Suntrust Alternative Loan Trust Series 2005-1F, Class 2A1 0.802%, 12/25/35(e)		38	28,322
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2005-10, Class 2A3 1.052%, 11/25/35(e)		535	397,620

			3,361,356

Total Collateralized Mortgage Obligations (cost $20,406,458)			19,971,463

CORPORATES – INVESTMENT GRADE – 5.3%
Financial Institutions – 4.2%
Banking – 3.3%
Goldman Sachs Group, Inc. (The) Series D 6.00%, 6/15/20		165	189,752
Lloyds Bank PLC 6.50%, 9/14/20(a)		8,200	9,483,636
Macquarie Group Ltd. 7.625%, 8/13/19(a)		115	138,485
Morgan Stanley Series G 5.50%, 7/24/20		175	197,695

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

National Australia Bank Ltd. 3.75%, 3/02/15(a)	U.S.$	90	$90,975
Nordea Bank AB 8.375%, 3/25/15(a)(d)		817	835,382
Standard Chartered Bank 5.875%, 9/26/17(a)	EUR	100	142,152
9.50%, 12/24/14(d)	U.S.$	815	823,150
UBS AG/Stamford CT 5.875%, 7/15/16		195	210,327

			12,111,554

Brokerage – 0.0%
Jefferies Group LLC 6.875%, 4/15/21		70	81,983

Finance – 0.3%
HSBC Finance Capital Trust IX 5.911%, 11/30/35		1,200	1,227,000

Insurance – 0.6%
Aetna, Inc. 6.75%, 12/15/37		257	339,965
Allied World Assurance Co. Holdings Ltd. 5.50%, 11/15/20		180	201,917
Chubb Corp. (The) 6.375%, 3/29/67		705	768,450
CIGNA Corp. 5.125%, 6/15/20		90	100,750
Coventry Health Care, Inc. 6.125%, 1/15/15		20	20,212
Humana, Inc. 6.30%, 8/01/18		25	28,547
7.20%, 6/15/18		180	211,905
Lincoln National Corp. 8.75%, 7/01/19		47	59,693
Markel Corp. 7.125%, 9/30/19		60	71,783
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		165	254,292
WellPoint, Inc. 5.875%, 6/15/17		20	22,244
7.00%, 2/15/19		45	53,631

			2,133,389

			15,553,926

Industrial – 0.8%
Basic – 0.1%
Lubrizol Corp. 8.875%, 2/01/19		155	196,009

20	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Weyerhaeuser Co. 7.375%, 3/15/32	U.S.$	204	$266,232

			462,241

Capital Goods – 0.1%
Republic Services, Inc. 5.25%, 11/15/21		200	225,889
Tyco International Finance SA 8.50%, 1/15/19		150	182,956

			408,845

Communications - Media – 0.1%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)		225	235,255

Communications - Telecommunications – 0.1%
American Tower Corp. 5.05%, 9/01/20		140	152,576
British Telecommunications PLC 8.50%, 12/07/16(a)(e)	GBP	100	182,163

			334,739

Consumer Cyclical - Retailers – 0.1%
Nordstrom, Inc. 6.25%, 1/15/18	U.S.$	180	204,880

Consumer Non-Cyclical – 0.1%
Altria Group, Inc. 9.25%, 8/06/19		34	44,260
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		154	158,649

			202,909

Energy – 0.1%
Anadarko Petroleum Corp. 5.95%, 9/15/16		34	36,946
Energy Transfer Partners LP 6.125%, 2/15/17		225	247,189
EQT Corp. 8.125%, 6/01/19		35	42,998
Hess Corp. 8.125%, 2/15/19		35	42,909
Noble Energy, Inc. 8.25%, 3/01/19		153	188,549
Noble Holding International Ltd. 4.90%, 8/01/20		15	15,500
Spectra Energy Capital LLC 8.00%, 10/01/19		170	210,706

			784,797

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 0.1%
Agilent Technologies, Inc. 5.00%, 7/15/20	U.S.$	28	$30,631
Motorola Solutions, Inc. 7.50%, 5/15/25		181	230,246

			260,877

Transportation - Airlines – 0.0%
Southwest Airlines Co. 5.75%, 12/15/16		70	76,354

Transportation - Railroads – 0.0%
CSX Corp. 7.375%, 2/01/19		149	179,979

Transportation - Services – 0.0%
Ryder System, Inc. 7.20%, 9/01/15		71	74,779

			3,225,655

Utility – 0.3%
Electric – 0.1%
Constellation Energy Group, Inc. 5.15%, 12/01/20		180	200,502
TECO Finance, Inc. 5.15%, 3/15/20		55	61,657

			262,159

Natural Gas – 0.2%
GNL Quintero SA 4.634%, 7/31/29(a)		836	861,587

			1,123,746

Total Corporates – Investment Grade (cost $19,163,442)			19,903,327

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.0%
Non-Agency Fixed Rate CMBS – 1.0%
Banc of America Commercial Mortgage Trust Series 2007-3, Class AJ 5.563%, 6/10/49		490	508,562
Series 2007-5, Class AM 5.772%, 2/10/51		343	368,261
Commercial Mortgage Pass-Through Certificates Series 2007-GG9, Class AM 5.475%, 3/10/39		555	585,398
DBUBS Mortgage Trust Series 2011-LC2A, Class E 5.443%, 7/10/44(a)		600	565,905

22	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.521%, 4/10/38	U.S.$	420	$431,808
LB-UBS Commercial Mortgage Trust Series 2008-C1, Class AJ 6.15%, 4/15/41		237	212,703
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1, Class AJ 5.566%, 2/12/39		425	440,439
Series 2006-4, Class AJ 5.239%, 12/12/49		545	548,505

Total Commercial Mortgage-Backed Securities (cost $3,605,168)			3,661,581

		Contracts
OPTIONS PURCHASED – CALLS – 0.8%
Options on Indices – 0.6%
CBOE Volatility Index Expiration: Nov 2014, Exercise Price: $ 16.00(f)(h)		1,755	236,925
CBOE Volatility Index Expiration: Nov 2014, Exercise Price: $ 23.00(f)(h)		500	21,250
CBOE Volatility Index Expiration: Nov 2014, Exercise Price: $ 25.00(f)(h)		500	16,250
EURO STOXX 50 Volatility Index Expiration: Nov 2014, Exercise Price: EUR 24.00(f)(h)		57,300	44,010
EURO STOXX 50 Volatility Index Expiration: Nov 2014, Exercise Price: EUR 25.00(f)(h)		43,000	27,212
EURO STOXX 50 Volatility Index Expiration: Nov 2014, Exercise Price: EUR 35.00(f)(h)		125,000	15,103
EURO STOXX 50 Volatility Index Expiration: Dec 2014, Exercise Price: EUR 25.00(f)(h)		50,000	35,982
iShares IBOXX Expiration: Dec 2014, Exercise Price: $ 92.00(f)(h)		1,038	108,990
iShares IBOXX Expiration: Dec 2014, Exercise Price: $ 95.00(f)(h)		3,123	31,230
S&P 500 Index Expiration: Nov 2014, Exercise Price: $ 2,015.00(f)(h)		19	42,750
S&P 500 Index Expiration: Dec 2014, Exercise Price: $ 1,950.00(f)(h)		48	392,160
S&P 500 Index Expiration: Jan 2015, Exercise Price: $ 1,900.00(f)(h)		99	1,292,940

			2,264,802

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	23

Portfolio of Investments

		Notional Amount (000)	U.S. $ Value

Swaptions – 0.2%
CDX-NAHY.22 JPMorgan Chase Bank, NA (Sell Protection) Expiration: Dec 2014, Exercise Rate: 107%(f)	U.S.$	90,100	$454,153
CDX-NAIG.23 Credit Suisse International (Buy Protection) Expiration: Dec 2014, Exercise Rate: 67.5%(f)		37,580	71,509
IRS Swaption, Citibank, NA Expiration: Nov 2014, Exercise Rate: 1.83%(f)	EUR	12,790	208,575

			734,237

Total Options Purchased – Calls (premiums paid $2,777,876)			2,999,039

		Principal Amount (000)
WHOLE LOAN TRUSTS – 0.4%
Mexico – 0.4%
Deutsche Bank Mexico SA 6.905%, 10/31/34(j)(k)(l) (cost $1,423,933)	MXN	24,831	1,368,212

		Contracts
OPTIONS PURCHASED – PUTS – 0.3%
Options on Indices – 0.2%
Best of SPY TLT Expiration: Dec 2014, Exercise Price: $ 100.00(f)(h)		11,600,000	3,654
CBOE Volatility Index Expiration: Jan 2015, Exercise Price: $ 13.00(f)(h)		1,000	27,500
EURO STOXX Banks Price Expiration: Dec 2014, Exercise Price: EUR 140.00(f)(h)		13,594	92,806
iShares IBOXX Expiration: Dec 2014, Exercise Price: $ 92.00(f)(h)		3,123	468,450
S&P 500 Index Expiration: Dec 2014, Exercise Price: $ 1,775.00(f)(h)		284	112,180
S&P 500 Index Expiration: Dec 2014, Exercise Price: $ 1,825.00(f)(h)		12	7,260

			711,850

24	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

			Notional Amount (000)	U.S. $ Value

Swaptions – 0.1%
CDX-NAHY.21 RTP Bank of America, NA (Buy Protection) Expiration: Dec 2014, Exercise Rate: 98%(f)	U.S.$		85,093	$28,470
IRS Swaption, Citibank, NA Expiration: Dec 2014, Exercise Rate: .747%(f)			14,720	30,020
IRS Swaption, Citibank, NA Expiration: Dec 2014, Exercise Rate: 1.748%(f)			12,430	88,547
IRS Swaption, Citibank, NA Expiration: Dec 2014, Exercise Rate: 2.456%(f)			9,730	118,629
IRS Swaption, Citibank, NA Expiration: Dec 2014, Exercise Rate: 3.044%(f)			4,340	96,920
IRS Swaption, JPMorgan Chase Bank, NA Expiration: Nov 2014, Exercise Rate: 1.93%(f)			40,430	50,980

				413,566

			Contracts
Options on Forward Contracts – 0.0%
CNY/USD Expiration: Mar 2015, Exercise Price: CNY 6.80(f)			136,300,000	31,949

Total Options Purchased – Puts (premiums paid $5,146,084)				1,157,365

			Principal Amount (000)
EMERGING MARKETS – TREASURIES – 0.2%
Dominican Republic – 0.2%
Dominican Republic International Bond 15.95%, 6/04/21(i) (cost $760,278)		DOP	27,000	762,874

GOVERNMENTS – SOVEREIGN BONDS – 0.2%
Hungary – 0.2%
Hungary Government International Bond 6.375%, 3/29/21 (cost $507,284)		U.S.$	510	578,787

ASSET-BACKED SECURITIES – 0.1%
Home Equity Loans - Floating Rate – 0.1%
GSAA Trust Series 2006-5, Class 2A3 0.422%, 3/25/36(e)			432	298,483

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Home Equity Loans - Fixed Rate – 0.0%
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(i)(j)	U.S.$	3	$	– 0	–

Total Asset-Backed Securities (cost $308,539)				298,483

BANK LOANS – 0.1%
Industrial – 0.1%
Consumer Non-Cyclical – 0.1%
H.J. Heinz Company 3.50%, 6/05/20(e) (cost $295,657)		296		294,330

QUASI-SOVEREIGNS – 0.1%
Quasi-Sovereign Bonds – 0.1%
Malaysia – 0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(a) (cost $190,572)		190		213,416

EMERGING MARKETS – CORPORATE BONDS – 0.1%
Industrial – 0.1%
Consumer Non-Cyclical – 0.1%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(a) (cost $492,660)		804		196,980

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.0%
United States – 0.0%
Alameda Corridor Trnsp Auth CA Series 1999C 6.60%, 10/01/29 (cost $113,147)		100		113,720

		Shares
COMMON STOCKS – 0.0%
Resolute Forest Products Inc.(f) (cost $0)		48		891

26	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS – 28.1%
Treasury Bills – 10.3%
United Kingdom – 10.3%
United Kingdom Treasury Bills Zero Coupon, 12/15/14 (cost $38,928,725)	GBP	24,000		$38,373,526

Agency Discount Notes – 9.2%
United States – 9.2%
Federal Home Loan Bank Zero Coupon 12/31/10-1/07/15 (cost $34,367,990)	U.S.$	34,371		34,369,429

Emerging Markets – Sovereigns – 4.8%
Sri Lanka – 2.5%
Sri Lanka- Recap Linked (Citi) Zero Coupon, 1/08/15(a)		9,000		9,257,400

Pakistan – 2.3%
Pakistan- Recap Linked (Citi) 2.98%, 11/13/14(a)(e)		8,600		8,500,240

Total Emerging Markets – Sovereigns (cost $17,561,071)				17,757,640

		Shares
Investment Companies – 3.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(m)(n) (cost $13,550,614)		13,550,614		13,550,614

		Principal Amount (000)
Time Deposits – 0.2%
BBH, Grand Cayman 0.005%, 11/04/14	JPY	– 0	–**	– 0	–^
0.337%, 11/03/14	CAD	– 0	–**	– 0	–^
1.549%, 11/03/14	AUD	1		477
2.55%, 11/03/14	NZD	– 0	–**	– 0	–^
BTMU, Grand Cayman 0.03%, 11/03/14	U.S.$	387		386,773
Wells Fargo, Grand Cayman (0.11)%, 11/03/14	EUR	256		321,311

Total Time Deposits (cost $712,777)				708,561

Total Short-Term Investments (cost $105,121,177)				104,759,770

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	27

Portfolio of Investments

U.S. $ Value

Total Investments – 101.0% (cost $379,707,655)	$376,869,313
Other assets less liabilities – (1.0)%	(3,626,430)

Net Assets – 100.0%	$373,242,883

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
CBOE VIX Futures	76	March 2015	$1,360,090	$1,349,000	$(11,090)
STOXX 600 Bank Futures	261	December 2014	3,247,827	3,180,352	(67,475)
Sold Contracts
CBOE VIX Futures	76	February 2015	1,342,610	1,322,400	20,210
Fed Fund 30day Futures	228	July 2015	94,831,836	94,793,833	38,003
U.S. T-Note 5 Yr (CBT) Futures	110	December 2014	13,040,391	13,137,266	(96,875)
U.S. Long Bond (CBT) Futures	8	December 2014	1,112,000	1,128,750	(16,750)

					$(133,977)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	598	EUR	466	12/15/14	$(14,488)
BNP Paribas SA	USD	3,704	IDR	43,985,479	11/28/14	(73,638)
BNP Paribas SA	MXN	52,105	USD	3,917	12/15/14	57,079
BNP Paribas SA	EUR	8,282	USD	10,701	12/22/14	318,702
BNP Paribas SA	GBP	3,377	USD	5,526	12/22/14	125,963
BNP Paribas SA	MXN	144,389	USD	10,836	12/22/14	145,336
BNP Paribas SA	PHP	164,031	USD	3,647	12/22/14	3,782
BNP Paribas SA	USD	3,051	PHP	136,284	12/22/14	(24,169)
BNP Paribas SA	BRL	36,428	USD	14,062	1/07/15	(369,896)
Brown Brothers Harriman & Co.	EUR	226	USD	283	11/21/14	(353)
Brown Brothers Harriman & Co.	EUR	16,229	USD	21,023	12/15/14	679,933
Brown Brothers Harriman & Co.	GBP	24,000	USD	38,909	12/15/14	528,518
Brown Brothers Harriman & Co.	PLN	23,128	USD	7,103	12/15/14	251,259
Brown Brothers Harriman & Co.	EUR	3,481	USD	4,462	12/22/14	97,921
Brown Brothers Harriman & Co.	MXN	73	USD	5	12/22/14	65
Brown Brothers Harriman & Co.	MXN	67	USD	5	12/22/14	(51)
Brown Brothers Harriman & Co.	USD	98	EUR	77	12/22/14	(1,666)
Brown Brothers Harriman & Co.	EUR	91	USD	115	1/15/15	960
Brown Brothers Harriman & Co.	MXN	103	USD	8	1/15/15	36
Brown Brothers Harriman & Co.	USD	3,411	CAD	3,827	1/15/15	(21,007)

28	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	USD	3,896	EUR	3,071	1/15/15	$(44,949)
Brown Brothers Harriman & Co.	EUR	235	USD	299	1/22/15	4,975
Brown Brothers Harriman & Co.	MXN	103,959	USD	7,629	1/22/15	(54,581)
Brown Brothers Harriman & Co.	USD	349	EUR	274	1/22/15	(5,244)
Brown Brothers Harriman & Co.	USD	132	GBP	82	1/22/15	(1,215)
Brown Brothers Harriman & Co.	USD	14	MXN	187	1/22/15	81
Brown Brothers Harriman & Co.	USD	8	MXN	103	1/22/15	33
Citibank, NA	EUR	1,374	USD	1,735	12/15/14	13,102
Citibank, NA	PLN	1,925	USD	580	12/15/14	9,201
Citibank, NA	USD	496	JPY	53,855	12/22/14	(16,227)
Citibank, NA	GBP	4,580	USD	7,318	1/22/15	(4,167)
Credit Suisse International	USD	562	JPY	60,701	1/22/15	(21,279)
Deutsche Bank AG	IDR	32,220,316	USD	2,655	12/17/14	3,785
Deutsche Bank AG	USD	3,879	EUR	3,038	1/15/15	(70,012)
Deutsche Bank AG	USD	71,660	CNH	451,993	5/19/15	1,011,019
Deutsche Bank AG	CNH	451,993	USD	71,665	5/20/15	(1,000,733)
Goldman Sachs Bank USA	EUR	2,705	USD	3,496	12/15/14	106,148
Goldman Sachs Bank USA	USD	3,655	BRL	8,851	12/15/14	(125,703)
Goldman Sachs Bank USA	BRL	17,321	USD	6,702	1/07/15	(160,099)
Goldman Sachs Bank USA	JPY	390,523	USD	3,612	1/15/15	131,840
Goldman Sachs Bank USA	USD	11,732	NZD	15,216	1/22/15	35,123
JPMorgan Chase Bank, NA	CAD	12,385	USD	11,228	12/15/14	250,957
JPMorgan Chase Bank, NA	USD	2,638	MXN	35,092	12/22/14	(39,947)
JPMorgan Chase Bank, NA	AUD	4,375	USD	3,803	1/15/15	(26,593)
Royal Bank of Scotland PLC	JPY	71,087	USD	658	12/05/14	25,000
Royal Bank of Scotland PLC	BRL	8,777	USD	3,549	12/15/14	49,912
Royal Bank of Scotland PLC	USD	3,711	MXN	50,049	12/15/14	(3,970)
Royal Bank of Scotland PLC	NZD	14,851	USD	11,989	12/22/14	467,330
Royal Bank of Scotland PLC	USD	59	BRL	143	12/22/14	(2,411)
Royal Bank of Scotland PLC	IDR	44,847,283	USD	3,602	1/15/15	(65,677)
Royal Bank of Scotland PLC	USD	3,910	CAD	4,364	1/15/15	(44,924)
Royal Bank of Scotland PLC	USD	946	EUR	756	1/15/15	1,560
Royal Bank of Scotland PLC	USD	7,887	IDR	95,616,491	3/02/15	(143,020)
Standard Chartered Bank	USD	635	PHP	27,979	12/15/14	(13,827)

						$1,969,774

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
CBOE Volatility Index(h)	765	$22	November 2014	$108,065	$(38,250)
CBOE Volatility Index(h)	1,755	21	November 2014	114,587	(105,300)
S&P 500 Index(h)	259	2,000	December 2014	607,863	(1,178,450)
Utilities Select Sector SPDR Fund(h)	834	46	November 2014	17,899	(33,777)

				$848,414	$(1,355,777)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price		Expiration Month	Premiums Received	U.S. $ Value
Euro STOXX Bank (Price) Index(h)	41,800	EUR	160	December 2014	$673,159	$(1,035,151)
iShares IBOXX(h)	1,038		$84	December 2014	56,011	(20,760)
iShares IBOXX(h)	3,138		119	December 2014	429,776	(439,320)

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	29

Portfolio of Investments

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
iShares IBOXX(h)	3,123	$95	December 2014	$1,458,283	$(1,108,665)
S&P 500 Index(h)	284	1,625	December 2014	1,271,457	(36,920)
S&P 500 Index(h)	48	1,950	December 2014	337,294	(97,920)
S&P 500 Index(h)	99	1,900	January 2015	836,249	(207,900)

				$5,062,229	$(2,946,636)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Put – CDX NAHY-21 5 Year Index	Bank of America, NA	Sell	103%	12/17/14	$85,093	$1,906,083	$(200,252)

CURRENCY OPTIONS WRITTEN (see Note D)

Description	Exercise Price		Expiration Date	Contracts (000)	Premiums Received	U.S. $ Value
Put – CNY vs. USD	CNY	6.80	03/03/15	CNY 136,300	$64,542	$	– 0	–

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	Counter- Party	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
OTC –1 Year Interest Rate Swap	EURIBOR	Citibank, NA	108.00%	11/14/14	EUR 31,000	$223,238	$(154,457)
OTC – 1 Year Interest Rate Swap	EURIBOR	JPMorgan Chase Bank, NA	264.00	11/24/14	21,280	247,986	(44,452)

						$471,224	$(198,909)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2014	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co. LLC/(INTRCONX):
CDX-NAIG Series 22, 5 Year Index, 6/20/19*	(1.00)%	0.56%		$5,720	$(119,291)	$(30,330)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)	0.64		5,720	(107,695)	(10,150)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)	0.64		177,830	(3,348,137)	(918,294)
iTraxx Europe Crossover Series 20, 5 Year Index, 12/20/18*	(5.00)	2.01	EUR	5,800	(886,174)	(132,844)

30	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2014	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Senior Financials Series 22, 5 Year Index, 12/20/19*	(1.00)%	0.67%	EUR 10,160	$(223,020)	$(68,997)

Sale Contracts
Morgan Stanley & Co. LLC/(CME):
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	5.00	2.55	$1,921	168,745	120,255
Morgan Stanley & Co. LLC/(INTRCONX):
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	5.00	2.55	1,654	145,346	25,317
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	5.00	2.88	7,999	674,699	137,283
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.39	37,050	2,814,682	964,131
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.39	10,460	794,644	209,179
CDX-NAIG Series 22, 5 Year Index, 6/20/19*	1.00	0.56	5,640	117,622	9,572
CDX-NAIG Series 22, 5 Year Index, 6/20/19*	1.00	0.56	5,720	119,291	9,141
CDX-NAIG Series 22, 5 Year Index, 6/20/19*	1.00	0.56	1,880	39,208	2,482
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	1.00	0.64	66,600	1,253,928	348,848
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	1.00	0.64	40,620	764,783	194,126
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	1.00	0.64	38,000	715,454	189,659
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	1.00	0.64	58,600	1,103,305	125,917
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	1.00	0.64	33,820	636,754	72,671

				$4,664,144	$1,247,966

*	Termination date

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	31

Portfolio of Investments

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC/(CME)	$1,390	9/25/23	2.87%	3 Month LIBOR	$(60,665)
Morgan Stanley & Co. LLC/(CME)	2,330	10/09/23	2.78%	3 Month LIBOR	(82,472)
Morgan Stanley & Co. LLC/(CME)	4,520	2/20/24	2.82%	3 Month LIBOR	(181,591)
Morgan Stanley & Co. LLC/(CME)	3,580	4/29/24	2.77%	3 Month LIBOR	(107,737)
Morgan Stanley & Co. LLC/(CME)	4,230	8/13/24	2.58%	3 Month LIBOR	(69,163)
Morgan Stanley & Co. LLC/(CME)	1,700	8/27/24	2.55%	3 Month LIBOR	(21,473)
Morgan Stanley & Co. LLC/(CME)	EUR 15,790	10/03/24	1.10%	6 Month EURIBOR	(95,189)
Morgan Stanley & Co. LLC/(CME)	6,300	10/03/44	6 Month EURIBOR	1.87%	128,375

					$(489,915)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
LCDX-NA Series 20, 5 Year Index, 6/20/18*	(2.50)%	1.19%		$8,827	$(414,379)	$(214,898)	$(199,481)
Citibank, NA:
Campbell Soup Company Inc., 3.050% 7/15/17, 12/20/19*	(1.00)	0.57		940	(21,018)	(11,399)	(9,619)
Eastman Chemical Company, 7.600% 2/1/27, 9/20/19*	(1.00)	0.68		940	(14,726)	(9,581)	(5,145)
General Mills, Inc., 5.700% 2/15/17, 12/20/19*	(1.00)	0.34		940	(31,946)	(27,864)	(4,082)
iTraxx Japan Series 22, 5 Year Index, 12/20/19*	(1.00)	0.65	JPY	880,000	(147,871)	(119,399)	(28,472)
iTraxx Japan Series 22, 5 Year Index, 12/20/19*	(1.00)	0.65		3,000,000	(504,105)	(407,040)	(97,065)
The Procter & Gamble Company, 1.600% 11/15/18, 9/20/19*	(1.00)	0.21		$940	(36,422)	(32,758)	(3,664)

32	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Implied Credit Spread at October 31, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
United Mexican States, 5.950% 3/19/19, 12/20/19*	(1.00	) %	0.78%		$16,150	$(191,256)	$(86,264)	$(104,992)
United Mexican States, 5.950% 3/19/19, 12/20/19*	(1.00)		0.78		20,520	(243,008)	(109,607)	(133,401)
Credit Suisse International:
BellSouth Corporation, 6.550% 6/15/34, 9/20/19*	(1.00)		0.42		7,520	(211,227)	(180,203)	(31,024)
Black & Decker Corp., 5.750% 11/15/16, 6/20/16*	(1.00)		0.04		500	(8,319)	(6,374)	(1,945)
Deere & Company, 4.375% 10/16/19, 9/20/19*	(1.00)		0.34		940	(30,169)	(32,069)	1,900
ERP Operating Limited Partnership, 5.750% 6/15/17, 9/20/19*	(1.00)		0.50		940	(23,061)	(23,866)	805
Hershey Co., 6.950% 8/15/12, 6/20/16*	(1.00)		0.09		500	(8,041)	(5,324)	(2,717)
Deutsche Bank AG:
21st Century Fox America, Inc., 7.250% 5/18/18, 9/20/19*	(1.00)		0.37		940	(29,055)	(25,253)	(3,802)
Dominion Resources, Inc., 6.400% 6/15/18, 9/20/19*	(1.00)		0.36		940	(29,224)	(29,778)	554
iTraxx Australia Series 22, 5 Year Index, 12/20/19*	(1.00)		0.95		58,600	(216,600)	(113,470)	(103,130)
iTraxx Australia Series 22, 5 Year Index, 12/20/19*	(1.00)		0.95		38,000	(140,458)	48,049	(188,507)
Lloyds Bank PLC, 3.375% 4/20/15, 9/20/19*	(1.00)		0.55	EUR	5,358	(152,219)	(155,232)	3,013
Lloyds Bank PLC, 3.375% 4/20/15, 9/20/19*	(1.00)		0.55		712	(20,223)	(18,813)	(1,410)
United Kingdom of Great Britain and Northern Ireland, 4.250% 6/7/32, 9/20/19*	(1.00)		0.17		$12,799	(523,518)	(466,487)	(57,031)
Goldman Sachs International:
IBM Corp., 5.700% 9/14/17, 9/20/19*	(1.00)		0.53		940	(21,554)	(26,632)	5,078

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	33

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Implied Credit Spread at October 31, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Motorola Solutions, Inc., 6.000% 11/15/17, 9/20/19*	(1.00	) %	0.88%	$940	$(5,381)	$(475)	$(4,906)
United Mexican States, 5.950% 3/19/19, 12/20/19*	(1.00)		0.78	66,600	(788,709)	(406,601)	(382,108)
JPMorgan Chase Bank, NA:
Avnet, Inc., 4.875% 12/1/22, 9/20/19*	(1.00)		0.82	940	(8,090)	(2,207)	(5,883)
E. I. du Pont de Nemours and Company, 5.250% 12/15/16, 9/20/19*	(1.00)		0.36	940	(29,317)	(22,935)	(6,382)
Ford Motor Credit Company LLC, 5.000% 5/15/18, 9/20/19*	(5.00)		0.81	940	(189,111)	(186,503)	(2,608)
United Kingdom of Great Britain and Northern Ireland, 4.250% 6/7/32, 9/20/19*	(1.00)		0.17	4,854	(198,547)	(174,529)	(24,018)
United Kingdom of Great Britain and Northern Ireland, 4.250% 6/7/32, 9/20/19*	(1.00)		0.17	16,933	(692,600)	(608,881)	(83,719)
Viacom Inc., 6.875% 4/30/36, 9/20/19*	(1.00)		0.50	940	(22,846)	(24,771)	1,925
Wal-Mart Stores, Inc., 5.875% 4/5/27, 9/20/19*	(1.00)		0.13	940	(39,926)	(37,655)	(2,271)
Morgan Stanley Capital Services LLC:
Caterpillar Inc., 1.500% 6/26/17, 9/20/19*	(1.00)		0.35	940	(29,890)	(24,876)	(5,014)
Coca-Cola Co., 5.750% 3/15/11, 6/20/16*	(1.00)		0.06	500	(8,269)	(6,290)	(1,979)
Republic of Indonesia, 6.875% 3/9/17, 12/20/19*	(1.00)		1.40	20,010	368,050	473,664	(105,614)
Republic of Korea, 7.125% 4/16/19, 12/20/19*	(1.00)		0.52	21,100	(525,565)	(432,651)	(92,914)
Target Corp., 5.375% 5/1/17, 6/20/16*	(1.00)		0.09	500	(7,887)	(4,927)	(2,960)

34	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA:
Anadarko Petroleum Corp., 6.950% 6/15/19, 9/20/19*	1.00%	0.84%	$940	$7,372	$27,451	$(20,079)
Cardinal Health, Inc., 1.900% 6/15/17, 9/20/19*	1.00	0.27	940	33,696	25,419	8,277
Directv Holdings LLC / Directv, 5.000% 3/1/21, 9/20/19*	1.00	0.48	940	23,865	20,192	3,673
Expedia, Inc., 7.456% 8/15/18, 9/20/19*	1.00	0.94	940	3,074	(8,558)	11,632
Citibank, NA:
CMBX.NA.BB, 3.00%, 1/17/47*	3.00	3.27	7,885	(150,670)	(244,828)	94,158
Darden Restaurants, Inc., 6.200% 10/15/17, 12/20/19*	1.00	1.86	940	(37,726)	(22,085)	(15,641)
Kohl’s Corp., 6.250% 12/15/17, 12/20/19*	1.00	1.15	940	(5,690)	—	(5,690)
Credit Suisse International:
AT&T, Inc., 1.600% 2/15/17, 9/20/19*	1.00	0.45	7,520	202,845	209,172	(6,327)
CMBX.NA.BB, 3.00%, 1/17/47*	3.00	3.27	9,580	(183,058)	(133,738)	(49,320)
CMBX.NA.BB, 3.00%, 1/17/47*	3.00	3.27	11,030	(210,766)	(16,438)	(194,328)
Deutsche Bank AG:
Barrick Gold Corp., 5.800% 11/15/34, 9/20/19*	1.00	1.78	940	(34,721)	(14,052)	(20,669)
Marriott International, Inc., 3.000% 3/1/19, 9/20/19*	1.00	0.42	940	26,605	26,132	473
Morgan Stanley Capital Services LLC:
CMBX.NA.BB, 3.00%,1/17/47*	3.00	3.27	1,335	(25,288)	(41,452)	16,164

				$(5,546,949)	$(3,686,684)	$(1,860,265)

*	Termination date

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	35

Portfolio of Investments

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	JPY	3,900,000	11/09/14	0.26%	6 Month LIBOR	$(13,139)
Citibank, NA	MXN	89,895	4/26/16	4.30%	MXN-TIIE	(61,966)
Citibank, NA	JPY	377,500	8/01/16	0.51%	6 Month LIBOR	(23,334)
JPMorgan Chase Bank, NA		$650	4/20/20	3.74%	3 Month LIBOR	(65,230)
JPMorgan Chase Bank, NA		950	4/26/20	3.77%	3 Month LIBOR	(113,753)

						$(277,422)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
JPMorgan Chase Bank, NA
Euro STOXX 50 Index	30,009	—	EUR	3,211	12/18/20	$(263,241)

Pay Total Return on Reference Obligation
JPMorgan Chase Bank, NA
Euro STOXX 50 Index	30,009	—		3,376	12/15/17	244,438

						$(18,803)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Price	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Societe Generale:
EURO STOXX 50 Price EUR Index 12/19/14*	19.90%	EUR	498	$50,037	$—	$50,037
EURO STOXX 50 Price EUR Index 12/19/14*	20.60		533	(34,365)	—	(34,365)
FTSE 100 Index 11/21/14*	19.00	GBP	950	(751,513)	—	(751,513)
S&P 500 Index 11/21/14*	14.80		$370	(91,762)	—	(91,762)

Sale Contracts
Societe Generale:
FTSE 100 Index 11/21/14*	19.80	GBP	1,032	881,846	—	881,846
S&P 500 Index 11/21/14*	15.98		$400	13,569	—	13,569
S&P 500 Index 11/21/14*	16.75		439	25,800	—	25,800
S&P 500 Index 11/21/14*	15.60		411	132,134	—	132,134

				$225,746	$—	$225,746

*	Termination date

^	Amount less than $0.50.

**	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the aggregate market value of these securities amounted to $69,000,170 or 18.5% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

36	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for exchange-traded derivatives.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Floating Rate Security. Stated interest rate was in effect at October 31, 2014.

(f)	Non-income producing security.

(g)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2014.

(h)	One contract relates to 100 shares.

(i)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.20% of net assets as of October 31, 2014, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Dominican Republic International Bond 15.95%, 6/04/21	6/14/11	$760,278	$762,874		0.20%
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	3,301	– 0	–	0.00%

(j)	Fair valued by the Adviser.

(k)	Variable rate coupon, rate shown as of October 31, 2014.

(l)	Illiquid security.

(m)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(n)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CNH – Chinese Yuan Renminbi (Offshore)

CNY – Chinese Yuan Renminbi

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

JPY – Japanese Yen

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PHP – Philippine Peso

PLN – Polish Zloty

USD – United States Dollar

Glossary:

CBOE – Chicago Board Options Exchange

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CMBX.NA – North American Commercial Mortgage-Backed Index

CME – Chicago Mercantile Exchange

EURIBOR – Euro Interbank Offered Rate

FTSE – Financial Times Stock Exchange

GSE – Government-Sponsored Enterprise

INTRCONX – Inter-Continental Exchange

IRS – Interest Rate Swaption

LCDX.NA – North American Loan Credit Default Swap Index

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

RTP – Right to Pay

SPDR – Standard & Poor’s Depository Receipt

SPY – SPDR Trust Series I

TIIE – Banco de Mexico Equilibrium Interbank Interest Rate

TIPS – Treasury Inflation Protected Security

TLT – iShares Barclays 20 Year Treasury Bond Fund

See notes to financial statements.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	37

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2014

Assets
Investments in securities, at value Unaffiliated issuers (cost $366,157,041)	$363,318,699
Affiliated issuers (cost $13,550,614)	13,550,614
Cash	2,779,428
Foreign currencies, at value (cost $120,186)	121,044
Due from broker	2,176,033	(a)
Unrealized appreciation on forward currency exchange contracts	4,319,620
Dividends and interest receivable	1,931,839
Unrealized appreciation on variance swaps	1,103,386
Upfront premiums paid on credit default swaps	830,079
Receivable for variation margin on exchange-traded derivatives	365,688
Receivable for capital stock sold	295,235
Unrealized appreciation on total return swaps	244,438
Receivable for newly entered credit default swaps	175,447
Unrealized appreciation on credit default swaps	147,652
Receivable for investment securities sold	132,486
Receivable for terminated variance swaps	114,663

Total assets	391,606,351

Liabilities
Options written, at value (premiums received $8,352,492)	4,701,574
Upfront premiums received on credit default swaps	4,516,763
Unrealized depreciation on forward currency exchange contracts	2,349,846
Unrealized depreciation on credit default swaps	2,007,917
Payable for investment securities purchased	1,414,327
Unrealized depreciation on variance swaps	877,640
Payable for terminated credit default and variance swaps	851,298
Payable for capital stock redeemed	340,802
Unrealized depreciation on interest rate swaps	277,422
Unrealized depreciation on total return swaps	263,241
Dividends payable	147,086
Advisory fee payable	89,664
Distribution fee payable	34,473
Administrative fee payable	19,195
Transfer Agent fee payable	6,088
Accrued expenses and other liabilities	466,132

Total Liabilities	18,363,468

Net Assets	$373,242,883

Composition of Net Assets
Capital stock, at par	$43,087
Additional paid-in capital	378,673,030
Undistributed net investment income	2,132,809
Accumulated net realized loss on investment and foreign currency transactions	(8,546,560)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	940,517

	$373,242,883

(a)	Represents amount on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$62,395,505	7,196,561	$8.67	*

B	$827,942	95,422	$8.68

C	$20,680,637	2,384,760	$8.67

Advisor	$248,509,957	28,691,675	$8.66

R	$801,278	92,645	$8.65

K	$245,278	28,256	$8.68

I	$39,782,286	4,597,804	$8.65

*	The maximum offering price per share for Class A shares was $9.05, which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	39

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2014

Investment Income
Interest (net of foreign taxes withheld of $13,377)	$8,358,822
Dividends
Unaffiliated issuers	1,071,480
Affiliated issuers	13,349	$9,443,651

Expenses
Advisory fee (see Note B)	1,728,674
Distribution fee—Class A	215,959
Distribution fee—Class B	11,201
Distribution fee—Class C	192,316
Distribution fee—Class R	3,976
Distribution fee—Class K	458
Transfer agency—Class A	45,565
Transfer agency—Class B	789
Transfer agency—Class C	12,886
Transfer agency—Advisor Class	141,030
Transfer agency—Class R	2,067
Transfer agency—Class K	343
Transfer agency—Class I	14,205
Custodian	150,355
Audit and tax	127,077
Registration fees	106,387
Administrative	62,997
Directors’ fees	58,734
Printing	57,809
Legal	37,202
Miscellaneous	86,666

Total expenses	3,056,696
Less: expenses waived and reimbursed by the Adviser (see Note B)	(552,047)

Net expenses		2,504,649

Net investment income		6,939,002

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(10,793,256)
Swaps		(4,964,903)
Futures		2,423,552
Options written		6,004,105
Foreign currency transactions		684,133
Net change in unrealized appreciation/depreciation on:
Investments		(2,005,300)
Swaps		445,122
Futures		179,375
Options written		3,442,340
Foreign currency denominated assets and liabilities		2,156,792

Net loss on investment and foreign currency transactions		(2,428,040)

Net Increase in Net Assets from Operations		$4,510,962

See notes to financial statements.

40	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2014		Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,939,002		$1,495,793
Net realized gain (loss) on investment and foreign currency transactions	(6,646,369)		1,771,033
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	4,218,329		(3,450,060)

Net increase (decrease) in net assets from operations	4,510,962		(183,234)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(861,917)		(1,917,639)
Class B	(5,195)		(50,560)
Class C	(104,587)		(417,556)
Advisor Class	(3,413,413)		(2,012,318)
Class R	(7,756)		(37,308)
Class K	(2,592)		(1,602)
Class I	(603,759)		(53,508)
Tax return of capital
Class A	– 0	–	(887,452)
Class B	– 0	–	(23,398)
Class C	– 0	–	(193,238)
Advisor Class	– 0	–	(931,268)
Class R	– 0	–	(17,265)
Class K	– 0	–	(742)
Class I	– 0	–	(24,763)
Capital Stock Transactions
Net increase	126,721,807		156,727,004

Total increase	126,233,550		149,975,153
Net Assets
Beginning of year	247,009,333		97,034,180

End of year (including undistributed net investment income of $2,132,809 and $1,707,027, respectively)	$373,242,883		$247,009,333

See notes to financial statements.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	41

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

NOTE A

Significant Accounting Policies

AllianceBernstein Unconstrained Bond Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on October 25, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class Z shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

42	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and asked prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	43

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price

44	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	45

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2014:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$117,545,176		$	– 0	–	$117,545,176
Inflation-Linked Securities		– 0	–	45,291,888			– 0	–	45,291,888
Corporates – Non-Investment Grade		– 0	–	27,956,662			1,223,310		29,179,972
Investment Companies		28,572,039		– 0	–		– 0	–	28,572,039
Collateralized Mortgage Obligations		– 0	–	– 0	–		19,971,463		19,971,463
Corporates – Investment Grade		– 0	–	19,903,327			– 0	–	19,903,327
Commercial Mortgage-Backed Securities		– 0	–	– 0	–		3,661,581		3,661,581
Options Purchased – Calls		– 0	–	2,999,039			– 0	–	2,999,039
Whole Loan Trusts		– 0	–	– 0	–		1,368,212		1,368,212
Options Purchased – Puts		– 0	–	1,157,365			– 0	–	1,157,365
Emerging Markets – Treasuries		– 0	–	– 0	–		762,874		762,874
Governments – Sovereign Bonds		– 0	–	578,787			– 0	–	578,787
Asset-Backed Securities		– 0	–	– 0	–		298,483	^	298,483
Bank Loans		– 0	–	– 0	–		294,330		294,330
Quasi-Sovereigns		– 0	–	213,416			– 0	–	213,416
Emerging Markets – Corporate Bonds		– 0	–	196,980			– 0	–	196,980
Local Governments – Municipal Bonds		– 0	–	113,720			– 0	–	113,720
Common Stocks		891		– 0	–		– 0	–	891
Short-Term Investments:
Governments – Treasuries		– 0	–	38,373,526			– 0	–	38,373,526
Agency Discount Notes		– 0	–	34,369,429			– 0	–	34,369,429
Emerging Markets – Sovereigns		– 0	–	– 0	–		17,757,640		17,757,640
Investment Companies		13,550,614		– 0	–		– 0	–	13,550,614
Time Deposits		– 0	–	708,561			– 0	–	708,561

Total Investments in Securities		42,123,544		289,407,876			45,337,893		376,869,313

46	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

Investments in Securities	Level 1	Level 2	Level 3	Total
Other Financial Instruments*:
Assets
Credit Default Swaps	$	– 0	–	$147,652	$	– 0	–	$147,652
Centrally Cleared Credit Default Swaps	– 0	–	2,408,581	– 0	–	2,408,581	†
Centrally Cleared Interest Rate Swaps	– 0	–	128,375	– 0	–	128,375	†
Futures	58,213	– 0	–	– 0	–	58,213	†
Forward Currency Exchange Contracts	– 0	–	4,319,620	– 0	–	4,319,620
Total Return Swaps	– 0	–	244,438	– 0	–	244,438
Variance Swaps	– 0	–	1,103,386	– 0	–	1,103,386
Liabilities
Credit Default Swaps	– 0	–	(2,007,917)	– 0	–	(2,007,917)
Centrally Cleared Credit Default Swaps	– 0	–	(1,160,615)	– 0	–	(1,160,615	)†
Centrally Cleared Interest Rate Swaps	– 0	–	(618,290)	– 0	–	(618,290	)†
Interest Rate Swaps	– 0	–	(277,422)	– 0	–	(277,422)
Futures	(124,715)	(67,475)	– 0	–	(192,190	)†
Forward Currency Exchange Contracts	– 0	–	(2,349,846)	– 0	–	(2,349,846)
Total Return Swaps	– 0	–	(263,241)	– 0	–	(263,241)
Variance Swaps	– 0	–	(877,640)	– 0	–	(877,640)
Call Options Written	– 0	–	(1,355,777)	– 0	–	(1,355,777)
Put Options Written	– 0	–	(2,946,636)	– 0	–	(2,946,636)
Credit Default Swaptions Written	– 0	–	(200,252)	– 0	–	(200,252)
Currency Options Written	– 0	–	– 0	–^	– 0	–	– 0	–
Interest Rate Swaptions Written	– 0	–	(198,909)	– 0	–	(198,909)

Total+	$42,057,042	$285,435,908	$45,337,893	$372,830,843

^	The Fund held securities with zero market value at year end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

†	Only variation margin receivable/payable at year end is reported within the statements of assets and liabilities. This amount reflects cumulative appreciation/depreciation of exchange-traded derivatives as reported in the portfolio of investments.

+	There were no transfers between any levels during the year.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	47

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non- Investment Grade		Collateralized Mortgage Obligations		Commercial Mortgage- Backed Securities		Whole Loan Trusts
Balance as of 10/31/13	$92,400		$8,013,033		$4,529,835		$	– 0	–
Accrued discounts/ (premiums)	– 0	–	145,032		184			2,062
Realized gain (loss)	– 0	–	(48,195)		10,430			6,916
Change in unrealized appreciation/depreciation	33,650		122,436		81,000			(55,721)
Purchases	1,165,693		16,827,848		-0-			1,443,553
Sales/Paydowns	(68,433)		(5,102,960)		(959,868)			(28,598)
Reclassification	– 0	–	14,269		– 0	–		– 0	–
Settlements	– 0	–	– 0	–	– 0	–		– 0	–
Transfers into Level 3	– 0	–	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–		– 0	–

Balance as of 10/31/14	$1,223,310		$19,971,463		$3,661,581			$1,368,212

Net change in unrealized appreciation/depreciation from investments held as of 10/31/14**	$33,650		$(124,954)		$93,436			$(55,721)

	Emerging Markets - Treasuries		Asset- Backed Securities^		Bank Loans		Emerging Markets - Sovereigns
Balance as of 10/31/13	$748,694		$357,827		$301,282		$	– 0	–
Accrued discounts/ (premiums)	(7,763)		9,283		106			164,876
Realized gain (loss)	– 0	–	8,981		(511,230)			3,195
Change in unrealized appreciation/depreciation	21,943		9,401		507,172			196,569
Purchases	– 0	–	60,367		– 0	–		18,874,250
Sales/Paydowns	– 0	–	(133,107)		(3,000)			(1,481,250)
Reclassification	– 0	–	(14,269)		– 0	–		– 0	–
Settlements	– 0	–	– 0	–	– 0	–		– 0	–
Transfers into Level 3	– 0	–	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–		– 0	–

Balance as of 10/31/14	$762,874		$298,483		$294,330			$17,757,640

Net change in unrealized appreciation/depreciation from investments held as of 10/31/14**	$21,943		$5,265		$(4,065)			$196,569

48	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

	Total Return Swaps			Currency Options Written^			Total
Balance as of 10/31/13		$(1,921)		$	– 0	–	$14,041,150
Accrued discounts/ (premiums)		– 0	–		– 0	–	313,780
Realized gain (loss)		(107,055)			36,429		(600,529)
Change in unrealized appreciation/depreciation		1,921			(36,429)		881,942
Purchases		– 0	–		– 0	–	38,371,711
Sales/Paydowns		– 0	–		– 0	–	(7,777,216)
Reclassification		– 0	–		– 0	–	– 0	–
Settlements		107,055			– 0	–	107,055
Transfers into Level 3		– 0	–		– 0	–	– 0	–
Transfers out of Level 3		– 0	–		– 0	–	– 0	–

Balance as of 10/31/14	$	– 0	–	$	– 0	–	$45,337,893

Net change in unrealized appreciation/depreciation from investments held as of 10/31/14**	$	– 0	–	$	– 0	–	$166,123

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

^	The Fund held securities with zero market value during the reporting period.

The following represents information about significant unobservable inputs related to the Fund’s material categories of Level 3 investments at October 31, 2014. Securities priced by third party vendors are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/2014			Valuation Technique	Unobservable Input	Range/ Weighted Average
Whole Loan Trusts.		$1,368,212		Projected Cashflow	Level Yield	12.64%/ N/A
Asset-Backed Securities.	$	– 0	–	Qualitative Assessment		$0.00/ N/A

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	49

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned

50	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated sub-custodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited. As of October 31, 2014, the Fund did not hold repurchase agreements.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	51

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90%, 1.60%, 1.60%, .60%, 1.10%, .85% and .60% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. This fee waiver and/or expense reimbursement agreement extends through January 31, 2015 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2014, such reimbursements/waivers amounted to $552,047.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2014, the reimbursement for such services amounted to $62,997.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $67,631 for the year ended October 31, 2014.

For the year ended October 31, 2014, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $5,819 from the sale of Class A shares and received $222 and $8,853 in contingent deferred sales charges imposed upon redemption by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2014.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no

52	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2014 is as follows:

Market Value October 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2014 (000)	Dividend Income (000)
$12,145	$586,582	$585,176	$13,551	$13

Brokerage commissions paid on investment transactions for the year ended October 31, 2014 amounted to $354,434, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,339,149, $2,071,406, $38,313 and $13,156 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2014, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$323,110,717	$212,872,422
U.S. government securities	190,980,573	127,814,432

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	53

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts, options written, swaps and futures) are as follows:

Cost	$379,723,316

Gross unrealized appreciation	$6,475,475
Gross unrealized depreciation	(9,329,478)

Net unrealized depreciation	$(2,854,003)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purpose”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2014, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track.

54	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2014, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	55

Notes to Financial Statements

purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended October 31, 2014, the Fund held purchased options for hedging and non-hedging purposes.

During the year ended October 31, 2014, the Fund held written options for hedging and non-hedging purposes.

For the year ended October 31, 2014, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/13	71,084,678		$343,413
Options written	472,809,078		16,830,254
Options expired	(71,131,411)		(911,964)
Options bought back	(336,409,202)		(10,286,518)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 10/31/14	136,353,143		$5,975,185

56	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

For the year ended October 31, 2014, the Fund had the following transactions in written swaptions:

	Notional Amount		Premiums Received
Swaptions written outstanding as of 10/31/13	$14,985,000		$63,686
Swaptions written	2,731,120,209		11,763,352
Swaptions expired	(2,308,452,209)		(7,163,147)
Swaptions bought back	(300,280,000)		(2,286,584)
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 10/31/14	$137,373,000		$2,377,307

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	57

Notes to Financial Statements

on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.

Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for swaps cleared through a central clearinghouse’s exchange is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

58	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2014, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of October 31, 2014, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $189,270,000.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	59

Notes to Financial Statements

lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the year ended October 31, 2014, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2014, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

60	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

During the year ended October 31, 2014, the Fund held variance swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At October 31, 2014 the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Unrealized depreciation on interest rate swaps	$277,422

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	61

Notes to Financial Statements

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Receivable/ Payable for variation margin on exchange- traded derivatives	$166,378	*	Receivable/ Payable for variation margin on exchange- traded derivatives	$731,915	*

Interest rate contracts	Investments in securities, at value	1,202,341		Options written, at value	1,767,654

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	4,319,620		Unrealized depreciation on forward currency exchange contracts	2,349,846

Foreign exchange contracts	Investments in securities, at value	31,949		Options written, at value	– 0	–**

Credit contracts	Unrealized appreciation on credit default swaps	147,652		Unrealized depreciation on credit default swaps	2,007,917

Credit contracts	Receivable/ Payable for variation margin on exchange- traded derivatives	2,408,581	*	Receivable/ Payable for variation margin on exchange- traded derivatives	1,160,615	*

Credit contracts	Investments in securities, at value	554,132		Options written, at value	200,252

Equity contracts	Unrealized appreciation on variance swaps	1,103,386		Unrealized depreciation on variance swaps	877,640

Equity contracts	Unrealized appreciation on total return swaps	244,438		Unrealized depreciation on total return swaps	263,241

62	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Equity contracts	Receivable/ Payable for variation margin on exchange- traded derivatives	$20,210	*	Receivable/ Payable for variation margin on exchange- traded derivatives	$78,565	*

Equity contracts	Investment in securities, at value	2,367,982		Options written, at value	2,733,668

Total		$12,566,669			$12,448,735

*	Only variation margin receivable/payable at year end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

**	Amount is less than $0.50.

The effect of derivative instruments on the statement of operations for the year ended October 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(2,199,872)	$480,115

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(103,698)	781,430

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(9,238,866)	(299,347)

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	63

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	$8,770,108	$550,336

Foreign exchange contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	(135,813)	– 0	–

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation on foreign currency denominated assets and liabilities	2,407,620	2,692,311

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(124,503)	(2,825)

Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	54,282	28,114

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(1,050,260)	(1,060,999)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	(2,655,748)	(468,412)

64	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit Contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	$929,585	$1,705,831

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	26,530	433,419

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	2,527,250	(602,055)

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	1,124,202	(1,841,469)

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	(3,749,870)	1,158,059

Total		$(3,419,053)	$3,554,508

The following table represents the volume of the Fund’s derivative transactions during the year ended October 31, 2014:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$79,528,690
Average notional amount of sale contracts	$150,970,890

Centrally Cleared Interest Rate Swaps:
Average notional amount	$140,186,754

Credit Default Swaps:
Average notional amount of buy contracts	$204,362,927
Average notional amount of sale contracts	$25,006,800

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	65

Notes to Financial Statements

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$107,291,706
Average principal amount of sale contracts	$204,494,207

Futures:
Average notional amount of buy contracts	$17,203,061
Average notional amount of sale contracts	$35,349,401

Interest Rate Swaps:
Average notional amount	$54,814,646

Total Return Swaps:
Average notional amount	$41,958,170	(a)

Variance Swaps:
Average notional amount	$4,501,137	(b)

Purchased Options Contracts:
Average monthly cost.	$7,197,007

(a)	Positions were open for ten months during the year.

(b)	Positions were open for six months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at year end were subject to netting arrangements. The following tables present the Fund’s derivative assets and derivative liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$102,995	$	– 0	–	$	– 0	–	$	– 0	–	$102,995
Morgan Stanley & Co., LLC**	3,020,578	(3,020,578)	– 0	–	– 0	–	– 0	–

Total	$3,123,573	$(3,020,578)	$	– 0	–	$	– 0	–	$102,995

OTC Derivatives:
Bank of America, N.A.	$111,579	$(111,579)	$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA.	650,862	(467,703)	– 0	–	– 0	–	183,159
Brown Brothers Harriman & Co.	1,563,781	(129,066)	– 0	–	– 0	–	1,434,715
Citibank, N.A.	564,994	(564,994)	– 0	–	– 0	–	– 0	–

66	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Credit Suisse International	$274,354	$(274,354)	$	– 0	–	$	– 0	–	$	– 0	–
Deutsche Bank AG	1,166,164	(1,166,164)		– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA	273,111	(273,111)		– 0	–		– 0	–		– 0	–
Goldman Sachs International	44,010	(44,010)		– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, N.A.	1,004,182	(1,004,182)		– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC	368,050	(368,050)		– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	543,802	(260,002)		– 0	–		– 0	–		283,800
Societe Generale	1,166,580	(877,640)		– 0	–		– 0	–		288,940

Total.	$7,731,469	$(5,540,855)	$	– 0	–	$	– 0	–		$2,190,614	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$3,267,262	$(3,020,578)	$	– 0	–	$(246,684)	$	– 0	–

Total	$3,267,262	$(3,020,578)	$	– 0	–	$(246,684)	$	– 0	–

OTC Derivatives:
Bank of America, N.A.	$614,631	$(111,579)	$	– 0	–	$(503,052)	$	– 0	–
Barclays Bank PLC	14,488	– 0	–	– 0	–	– 0	–	14,488
BNP Paribas SA	467,703	(467,703)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	129,066	(129,066)	– 0	–	– 0	–	– 0	–
Citibank, N.A.	1,657,728	(564,994)	– 0	–	(1,092,734)	– 0	–
Credit Suisse International	695,920	(274,354)	– 0	–	(421,566)	– 0	–
Deutsche Bank AG	2,216,763	(1,166,164)	– 0	–	(1,050,599)	– 0	–
Goldman Sachs Bank USA	285,802	(273,111)	– 0	–	– 0	–	12,691
Goldman Sachs International	1,850,795	(44,010)	– 0	–	(1,481,259)	325,526
JPMorgan Chase Bank, N.A.	1,733,653	(1,004,182)	– 0	–	(729,471)	– 0	–
Morgan Stanley Capital Services LLC	596,899	(368,050)	– 0	–	(228,849)	– 0	–
Royal Bank of Scotland PLC	260,002	(260,002)	– 0	–	– 0	–	– 0	–
Societe Generale	877,640	(877,640)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	13,827	– 0	–	– 0	–	– 0	–	13,827

Total	$11,414,917	$(5,540,855)	$	– 0	–	$(5,507,530)	$366,532	^

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	67

Notes to Financial Statements

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at October 31, 2014.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal to the repurchase price. For the year ended October 31, 2014, the Fund had no transactions in reverse repurchase agreements.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These

68	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of October 31, 2014, the Fund had no unfunded loan commitments outstanding or bridge loan commitments outstanding.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013

Class A
Shares sold	3,801,414	8,008,588	$33,219,226	$69,954,987

Shares issued in reinvestment of dividends	57,790	237,900	504,466	2,082,742

Shares converted from Class B	39,747	36,217	346,769	317,517

Shares redeemed	(5,221,056)	(5,474,394)	(45,517,956)	(47,532,602)

Net increase (decrease)	(1,322,105)	2,808,311	$(11,447,495)	$24,822,644

Class B
Shares sold	12,919	43,531	$112,395	$380,626

Shares issued in reinvestment of dividends	519	6,241	4,534	54,668

Shares converted to Class A	(39,731)	(36,188)	(346,769)	(317,517)

Shares redeemed	(40,193)	(46,600)	(350,724)	(407,376)

Net decrease	(66,486)	(33,016)	$(580,564)	$(289,599)

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	69

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013

Class C
Shares sold	868,703	1,597,948	$7,579,382	$13,981,278

Shares issued in reinvestment of dividends	8,432	42,077	73,403	368,488

Shares redeemed	(647,434)	(928,073)	(5,646,157)	(8,057,527)

Net increase	229,701	711,952	$2,006,628	$6,292,239

Advisor Class
Shares sold	21,903,391	18,687,714	$190,488,326	$163,424,949

Shares issued in reinvestment of dividends	220,079	274,247	1,917,421	2,392,709

Shares redeemed	(10,039,377)	(5,542,070)	(87,289,206)	(47,813,419)

Net increase	12,084,093	13,419,891	$105,116,541	$118,004,239

Class R
Shares sold	19,101	32,979	$166,216	$288,158

Shares issued in reinvestment of dividends	890	6,260	7,748	54,635

Shares redeemed	(32,642)	(61,408)	(282,150)	(532,917)

Net decrease	(12,651)	(22,169)	$(108,186)	$(190,124)

Class K
Shares sold	25,689	286	$224,729	$2,492

Shares issued in reinvestment of dividends	281	209	2,456	1,831

Shares redeemed	(3,279)	(18)	(28,526)	(162)

Net increase	22,691	477	$198,659	$4,161

Class I
Shares sold	3,948,247	923,583	$33,972,831	$8,055,533

Shares issued in reinvestment of dividends	69,261	8,971	603,415	77,911

Shares redeemed	(347,719)	(5,669)	(3,040,022)	(50,000)

Net increase	3,669,789	926,885	$31,536,224	$8,083,444

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or

70	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Fund from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent a Fund invests in municipal securities, the Fund is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—A Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	71

Notes to Financial Statements

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”)

72	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2014.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
Distributions paid from:
Ordinary income	$4,999,219		$4,490,491

Total taxable distributions.	4,999,219		4,490,491
Tax return of capital.	– 0	–	2,078,126

Total distributions paid	$4,999,219		$6,568,617

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,115,301
Accumulated capital and other losses	(8,692,972	)(a)
Unrealized appreciation/(depreciation)	(748,476	)(b)

Total accumulated earnings/(deficit)	$(5,326,147	)(c)

(a)	At October 31, 2014, the Fund had a net capital loss carryforward of $8,378,270. As of October 31, 2014, the cumulative deferred loss on straddles was $314,702.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	73

Notes to Financial Statements

As of October 31, 2014, the Fund had a net capital loss carryforward of $8,378,270 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$1,177,357	N/A	2017
1,053,051	N/A	2018
1,313,588	N/A	2019
4,834,274	$– 0 –	no expiration

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the tax treatment of swaps, options, and futures, reclassifications of paydown gains/losses, the tax treatment of clearing fees, and the tax treatment of Treasury inflation-protected securities resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

74	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,
	2014		2013		2012		2011		2010

Net asset value, beginning of year	$ 8.68		$ 9.09		$ 8.33		$ 8.50		$ 8.10

Income From Investment Operations
Net investment income(a)	.16	(b)	.06	(b)	.11	(b)	.25	(b)	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.06)		(.02)		.76		(.13)		.39

Net increase in net asset value from operations	.10		.04		.87		.12		.63

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.34)		(.11)		(.29)		(.23)
Tax return of capital	– 0	–	(.11)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.11)		(.45)		(.11)		(.29)		(.23)

Net asset value, end of year	$ 8.67		$ 8.68		$ 9.09		$ 8.33		$ 8.50

Total Return
Total investment return based on net asset value(c)	1.11%		0.46%		10.49	%*	1.37	%*	7.88	%*
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$62,396		$73,922		$51,931		$38,970		$42,733
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90%		.90%		.91%		.90%		.90	%**
Expenses, before waivers/reimbursements	1.06%		1.19%		1.45%		1.44%		1.55	%**
Net investment income	1.81	%(b)	.68	%(b)	1.31	%(b)	2.98	%(b)	2.83	%**
Portfolio turnover rate	161%		301%		128%		78%		54%

See footnote summary on page 82.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	75

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended October 31,
	2014		2013		2012		2011		2010

Net asset value, beginning of year	$ 8.68		$ 9.10		$ 8.34		$ 8.51		$ 8.11

Income From Investment Operations
Net investment income(a)	.10	(b)	.00	(b)(d)	.07	(b)	.17	(b)	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.05)		(.03)		.75		(.11)		.39

Net increase (decrease) in net asset value from operations	.05		(.03)		.82		.06		.57

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.26)		(.06)		(.23)		(.17)
Tax return of capital	– 0	–	(.13)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.05)		(.39)		(.06)		(.23)		(.17)

Net asset value, end of year	$ 8.68		$ 8.68		$ 9.10		$ 8.34		$ 8.51

Total Return
Total investment return based on net asset value(c)	0.52%		(0.30)%		9.85	%*	0.66	%*	7.13	%*
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$828		$1,406		$1,774		$2,515		$3,856
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60%		1.60%		1.61%		1.60%		1.60	%**
Expenses, before waivers/reimbursements	1.77%		1.93%		2.20%		2.21%		2.30	%**
Net investment income	1.11	%(b)	.05	%(b)	.77	%(b)	2.06	%(b)	2.15	%**
Portfolio turnover rate	161%		301%		128%		78%		54%

See footnote summary on page 82.

76	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2014		2013		2012		2011		2010

Net asset value, beginning of year	$ 8.68		$ 9.10		$ 8.33		$ 8.50		$ 8.10

Income From Investment Operations
Net investment income(a)	.10	(b)	.00	(b)(d)	.06	(b)	.19	(b)	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.06)		(.03)		.77		(.13)		.39

Net increase (decrease) in net asset value from operations	.04		(.03)		.83		.06		.57

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.29)		(.06)		(.23)		(.17)
Tax return of capital	– 0	–	(.10)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.05)		(.39)		(.06)		(.23)		(.17)

Net asset value, end of year	$ 8.67		$ 8.68		$ 9.10		$ 8.33		$ 8.50

Total Return
Total investment return based on net asset value(c)	0.42%		(0.31)%		9.99	%*	0.66	%*	7.13	%*
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$20,681		$18,707		$13,128		$11,332		$13,236
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60%		1.60%		1.61%		1.60%		1.60	%**
Expenses, before waivers/reimbursements	1.77%		1.89%		2.17%		2.15%		2.26	%**
Net investment income	1.14	%(b)	.04	%(b)	.63	%(b)	2.27	%(b)	2.13	%**
Portfolio turnover rate	161%		301%		128%		78%		54%

See footnote summary on page 82.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	77

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,
	2014		2013		2012		2011		2010

Net asset value, beginning of year	$ 8.67		$ 9.09		$ 8.33		$ 8.49		$ 8.09

Income From Investment Operations
Net investment income(a)	.19	(b)	.08	(b)	.14	(b)	.32	(b)	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.07)		(.02)		.76		(.17)		.39

Net increase in net asset value from operations	.12		.06		.90		.15		.65

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.40)		(.14)		(.31)		(.25)
Tax return of capital	– 0	–	(.08)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.13)		(.48)		(.14)		(.31)		(.25)

Net asset value, end of year	$ 8.66		$ 8.67		$ 9.09		$ 8.33		$ 8.49

Total Return
Total investment return based on net asset value(c)	1.42%		0.63%		10.86	%*	1.79	%*	8.21	%*
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$248,510		$143,980		$28,989		$46,740		$12,660
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60%		.60%		.61%		.60%		.60	%**
Expenses, before waivers/reimbursements	.77%		.87%		1.15%		1.14%		1.23	%**
Net investment income	2.14	%(b)	.96	%(b)	1.61	%(b)	3.81	%(b)	3.14	%**
Portfolio turnover rate	161%		301%		128%		78%		54%

See footnote summary on page 82.

78	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended October 31,
	2014		2013		2012		2011		2010

Net asset value, beginning of year	$ 8.65		$ 9.07		$ 8.31		$ 8.47		$ 8.07

Income From Investment Operations
Net investment income(a)	.14	(b)	.05	(b)	.10	(b)	.25	(b)	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.06)		(.04)		.76		(.14)		.39

Net increase in net asset value from operations	.08		.01		.86		.11		.61

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.28)		(.10)		(.27)		(.21)
Tax return of capital	– 0	–	(.15)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.08)		(.43)		(.10)		(.27)		(.21)

Net asset value, end of year	$ 8.65		$ 8.65		$ 9.07		$ 8.31		$ 8.47

Total Return
Total investment return based on net asset value(c)	0.98%		0.14%		10.37	%*	1.29	%*	7.68	%*
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$801		$911		$1,156		$871		$516
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10%		1.10%		1.11%		1.10%		1.10	%**
Expenses, before waivers/reimbursements	1.46%		1.59%		1.84%		1.84%		1.88	%**
Net investment income	1.66	%(b)	.52	%(b)	1.09	%(b)	2.98	%(b)	2.61	%**
Portfolio turnover rate	161%		301%		128%		78%		54%

See footnote summary on page 82.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	79

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended October 31,
	2014		2013		2012		2011		2010

Net asset value, beginning of year	$ 8.68		$ 9.10		$ 8.34		$ 8.50		$ 8.10

Income From Investment Operations
Net investment income(a)	.16	(b)	.07	(b)	.15	(b)	.24	(b)	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.05)		(.03)		.73		(.11)		.41

Net increase in net asset value from operations	.11		.04		.88		.13		.64

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.32)		(.12)		(.29)		(.24)
Tax return of capital	– 0	–	(.14)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.11)		(.46)		(.12)		(.29)		(.24)

Net asset value, end of year	$ 8.68		$ 8.68		$ 9.10		$ 8.34		$ 8.50

Total Return
Total investment return based on net asset value(c)	1.24%		0.40%		10.58	%*	1.54	%*	8.00	%*
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$245		$48		$46		$120		$205
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85%		.85%		.86%		.85%		.85	%**
Expenses, before waivers/reimbursements	1.14%		1.24%		1.48%		1.50%		1.29	%**
Net investment income	1.87	%(b)	.75	%(b)	1.78	%(b)	2.78	%(b)	2.73	%**
Portfolio turnover rate	161%		301%		128%		78%		54%

See footnote summary on page 82.

80	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,
	2014		2013		2012		2011		2010

Net asset value, beginning of year	$ 8.66		$ 9.08		$ 8.31		$ 8.48		$ 8.08

Income From Investment Operations
Net investment income(a)	.18	(b)	.08	(b)	.14	(b)	.28	(b)	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.06)		(.02)		.77		(.14)		.40

Net increase in net asset value from operations	.12		.06		.91		.14		.66

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.45)		(.14)		(.31)		(.26)
Tax return of capital	– 0	–	(.03)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.13)		(.48)		(.14)		(.31)		(.26)

Net asset value, end of year	$ 8.65		$ 8.66		$ 9.08		$ 8.31		$ 8.48

Total Return
Total investment return based on net asset value(c)	1.42%		0.67%		11.02	%*	1.69	%*	8.26	%*
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$39,782		$8,036		$10		$9		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60%		.60%		.61%		.60%		.60	%**
Expenses, before waivers/reimbursements	.74%		.80%		1.14%		1.17%		1.18	%**
Net investment income	2.10	%(b)	.92	%(b)	1.65	%(b)	3.35	%(b)	3.13	%**
Portfolio turnover rate	161%		301%		128%		78%		54%

See footnote summary on page 82.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	81

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Amount is less than $.005.

(e)	The expense ratios presented below exclude interest expense and term asset-backed securities loan facility administration fees, where applicable:

	Year Ended October 31,
	2014	2013	2012	2011	2010

Class A
Net of waivers/reimbursements	.90%	.90%	.90%	.90%	.90	%**
Before waivers/reimbursements	1.06%	1.19%	1.44%	1.44%	1.55	%**
Class B
Net of waivers/reimbursements .	1.60%	1.60%	1.60%	1.60%	1.60	%**
Before waivers/reimbursements	1.77%	1.93%	2.20%	2.21%	2.30	%**
Class C
Net of waivers/reimbursements .	1.60%	1.60%	1.60%	1.60%	1.60	%**
Before waivers/reimbursements	1.77%	1.89%	2.16%	2.15%	2.26	%**
Advisor Class
Net of waivers/reimbursements	.60%	.60%	.60%	.60%	.60	%**
Before waivers/reimbursements	.77%	.87%	1.14%	1.14%	1.23	%**
Class R
Net of waivers/reimbursements .	1.10%	1.10%	1.10%	1.10%	1.10	%**
Before waivers/reimbursements	1.46%	1.59%	1.83%	1.84%	1.88	%**
Class K
Net of waivers/reimbursements	.85%	.85%	.85%	.85%	.85	%**
Before waivers/reimbursements	1.14%	1.24%	1.47%	1.50%	1.29	%**
Class I
Net of waivers/reimbursements	.60%	.60%	.60%	.60%	.60	%**
Before waivers/reimbursements	.74%	.80%	1.13%	1.17%	1.18	%**

*	Includes the impact of proceeds received and credited to the Fund resulting from the class action settlements, which enhanced the performance of each share class for the years ended October 31, 2012, October 31, 2011 and October 31, 2010 by 0.01%, 0.08% and 0.55%, respectively.

**	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

82	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AllianceBernstein Unconstrained Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Unconstrained Bond Fund, Inc. (the “Fund”) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Unconstrained Bond Fund, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2014

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	83

Report of Independent Registered Public Accounting Firm

2014 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2014.

For corporate shareholders, 11.92% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 27.63% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended October 31, 2014, the Fund designates $1,071,184 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

84	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon (2), Vice President

Michael L. Mon(2) , Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President

Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein

Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team and the Global Credit Investment Team. Messrs. DeNoon, Mon, Peebles and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	85

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, † 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), and the head of AllianceBernstein Investments, Inc. (“ABI”), since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	117	None

86	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., # Chairman of the Board 73 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He has been Chairman of the AllianceBernstein Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	117	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009 until July 2014

John H. Dobkin, # 72 (1995)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	117	None

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	87

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	117	Asia Pacific Fund, Inc. (registered investment company) since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund (registered investment company) since prior to 2009 until 2013

William H. Foulk, Jr., # 82 (1995)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and was Chairman of the Independent Directors Committees of the AllianceBernstein Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	117	None

88	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	117	PLX Technology (semi-conductors) since prior to 2009 until November 2013, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, # 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	117	None

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	89

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AllianceBernstein Funds since 2008.	117	None

Earl D. Weiner, # 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AllianceBernstein Funds from 2007 until August 2014.	117	None

90	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

†	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	91

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Michael L. Mon 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Douglas J. Peebles 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Matthew S. Sheridan 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Stephen M. Woetzel 43	Controller	Vice President of ABIS**, with which he has been associated since prior to 2009.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

92	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Unconstrained Bond Fund (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The information in the fee evaluation was completed on October 23, 2014 and discussed with the Board of Directors on November 4-6, 2014.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	93

of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on September 30, 2014.

Fund	Category	Advisory Fee Based on the Fund’s Average Daily Net Assets	Net Assets ($MM)
Unconstrained Bond Fund, Inc.	High Income	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$378.3

The Fund’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s fiscal year ended October 31, 2014, the Adviser received $53,927 (0.028% of the Fund’s average daily net assets) for providing such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amounts set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

94	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

at the end of the Fund’s fiscal year upon at least 60 days’ notice prior to the Fund’s prospectus update. In addition, set forth below are the gross expense ratios of the Fund for the most recent semi-annual period:5

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (%)[6]		Fiscal Year End
Unconstrained Bond Fund, Inc.[7]	Advisor Class A Class B Class C Class R Class K Class I	0.60 0.90 1.60 1.60 1.10 0.85 0.60	% % % % % % %	0.74 1.04 1.76 1.75 1.45 1.09 0.70	% % % % % % %	October 31 (ratios as of April 30, 2014)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

7	The Fund’s expense ratios exclude interest expense of less than 0.01% for all share classes.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	95

advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2014 net assets.9

Fund	Net Assets 9/30/14 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
Unconstrained Bond Fund, Inc.	$378.3	Unconstrained Bond 50% on 1st $50 million 20% on the balance Minimum Account Size: $50m	0.370%	0.500%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Unconstrained Bond Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[10]
Unconstrained Bond Fund, Inc.	Unconstrained Bond Portfolio Class A2	1.10%

	Class I2 (Institutional)	0.55%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10	Class A2 shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I2 shares, whose fee is for investment advisory services only.

96	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)12 and the Fund’s contractual management fee ranking.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank
Unconstrained Bond Fund, Inc.	0.500	0.585	1/8

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.15

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	97

Fund	Total Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Unconstrained Bond Fund, Inc.	0.900	1.050	1/8	1.145	2/22

Based on this analysis, the Fund has equally favorable rankings on a contractual management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund was negative during calendar year 2013.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”). During the Fund’s most recently completed fiscal year, ABI received from the Fund $9,050, $401,833 and $27,585 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.17

16	Most recently completed fiscal year Class A share total expense ratio.

17	As a result of discussions between the Board and the Adviser, ABI is planning to phase in reductions to the Fund’s Class A distribution service fee payment rate from 0.30% to 0.25% effective February 1, 2016.

98	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $54,193 in fees from the Fund during the Fund’s most recently completed fiscal year.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	99

characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

100	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings21 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended July 31, 2014.23

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Unconstrained Bond Fund, Inc.[24]
1 year	1.69	4.80	3.99	7/8	24/30
3 year	3.34	3.62	3.59	5/7	13/20
5 year	5.12	7.26	7.24	5/5	7/8
10 year	4.19	5.35	5.35	4/4	4/4

21	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The performance returns of the Fund were provided by Lipper.

22	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

24	Prior to the fourth quarter of 2012, the Fund was classified by Lipper as a Multi-Sector Fund. From the fourth quarter of 2012 through the second quarter of 2013, the Fund was classified by Lipper as an Absolute Return Fund. From the third quarter of 2013 through the present, the Fund is classified by Lipper as an Alternative Credit Focus Fund.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	101

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)25 versus its benchmarks.26 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending July 31, 2014
	Annualized Performance					Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Unconstrained Bond Fund, Inc.[28]	1.69	3.34	5.12	4.19	5.77	3.17	1.01	3
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05	0.08	0.11	1.62	2.72	0.02	N/A	3
Barclays Capital Global Aggregate Bond Index (USD hedged)	4.98	4.19	4.41	4.75	5.63	N/A	N/A	3
Inception Date: January 9, 1996

25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

26	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2014.

27	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

28	On or around November 5, 2007, the Fund’s name changed from Global Strategic Income Trust to Diversified Yield Fund, Inc. Also at this time, the Fund’s strategy changed, but its benchmark did not change. On or around February 3, 2011, the Fund changed its name from Diversified Yield Fund, Inc. to Unconstrained Bond Fund, Inc. Also at this time, Fund’s strategy changed and its benchmark changed from Barclay Capital Global Aggregate Bond Index (USD hedged) to Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

102	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	103

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

Fixed Income (continued)

Taxable

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

Multi-Asset

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein Multi-Manager Alternative Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

104	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

UB-0151-1014

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in
2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Unconstrained Bond Fund	2013	$68,000	$—	$19,713
	2014	$101,648	$—	$20,155

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Unconstrained Bond Fund	2013	$341,224	$19,713
			$—
			$(19,713)

	2014	$430,810	$20,155
			$—
			$(20,155)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Unconstrained Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 19, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 19, 2014